UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. held on May 2, 2018 (the “Annual Meeting”), our shareholders approved The Goldman Sachs Amended and Restated Stock Incentive Plan (2018) (the “2018 SIP”). The 2018 SIP replaces the Amended and Restated Stock Incentive Plan previously in effect, and applies to awards granted on or after May 2, 2018.

The terms of the 2018 SIP are unchanged from those previously approved by shareholders, other than an extension of the term of our equity plan through our 2022 annual meeting of shareholders (i.e., an additional three years). For a description of the terms and conditions of the 2018 SIP, see “Summary of Material Terms of the 2018 SIP” under “Item 3. Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan (2018)” in the Proxy Statement, dated and filed March 23, 2018, for the Annual Meeting, which description is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting was held on May 2, 2018.

(b) The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

1. Election of Directors: Our shareholders elected the following 11 directors to each serve a one-year term expiring on the date of our 2019 annual meeting of shareholders or until his or her successor has been duly chosen and qualified.

	For	Against	Abstain	Broker Non-Votes
Lloyd C. Blankfein	283,748,329	8,460,028	597,451	44,074,907
M. Michele Burns	283,618,773	8,574,178	612,857	44,074,907
Mark A. Flaherty	291,796,501	611,789	397,518	44,074,907
William W. George	281,403,332	11,047,830	354,646	44,074,907
James A. Johnson	266,072,018	26,227,190	506,600	44,074,907
Ellen J. Kullman	287,112,388	5,366,618	326,802	44,074,907
Lakshmi N. Mittal	273,271,119	18,745,410	789,279	44,074,907
Adebayo O. Ogunlesi	288,344,835	3,115,781	1,345,192	44,074,907
Peter Oppenheimer	291,773,942	656,239	375,627	44,074,907
David A. Viniar	291,203,051	1,362,171	240,586	44,074,907
Mark O. Winkelman	290,905,627	1,549,562	350,619	44,074,907

2. Advisory Vote to Approve Executive Compensation (“Say on Pay”): Our shareholders approved the Say on Pay proposal.

For	Against	Abstain	Broker Non-Votes
257,082,588	34,949,222	773,998	44,074,907

3. Approval of the 2018 SIP: Our shareholders approved the 2018 SIP.

For	Against	Abstain	Broker Non-Votes
192,287,706	99,810,603	707,499	44,074,907

4. Ratification of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2018.

For	Against	Abstain
327,938,416	8,592,465	349,834

5. Shareholder Proposal Requesting a Report on Lobbying. Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
25,657,938	258,719,433	8,428,437	44,074,907

6. Shareholder Proposal Regarding Amendments to Stockholder Proxy Access. Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
78,828,886	212,030,475	1,946,447	44,074,907

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: May 4, 2018	By:	/s/ Karen P. Seymour
Name: Karen P. Seymour
Title: Executive Vice President and General Counsel